UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 2
to
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2011
CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	000-51734	37-1516132

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2780 Waterfront Pkwy E. Drive Suite 200 Indianapolis, Indiana	46214

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (317) 328-5660
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 2 amends the Current Report on Form 8-K/A filed by Calumet Specialty Products Partners, L.P., a Delaware limited partnership (“Calumet”), with the Securities and Exchange Commission on September 7, 2011 to provide updated pro forma financial statements reflecting Calumet’s recently priced offering of common units and private placement of notes.

Item 9.01	Financial Statements and Exhibits.
     (a) Financial statements of business acquired.
     The audited financial statements of the Superior Business at December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008, the notes related thereto and the Independent Auditors’ Report issued by KPMG LLP, independent auditors, as well as the unaudited financial statements of the Superior Business at June 30, 2011 and for the six-month periods ended June 30, 2011 and 2010 and the notes related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.
     (b) Pro forma financial information.
     The unaudited pro forma consolidated financial statements of Calumet at June 30, 2011, for the year ended December 31, 2010 and for the six months ended June 30, 2011 and the notes related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.
     (d) Exhibits.

Exhibit Number	Description
23.1*	Consent of KPMG LLP
99.1*
Audited financial statements of the Superior Business at December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008, the notes related thereto and the Independent Auditors’ Report issued by KPMG LLP, independent auditors, and the unaudited financial statements of the Superior Business at June 30, 2011 and for the six-month periods ended June 30, 2011 and 2010 and the notes related thereto.

99.2	Unaudited pro forma consolidated financial statements of Calumet at June 30, 2011, for the year ended December 31, 2010 and for the six months ended June 30, 2011 and the notes related thereto.

*	Previously filed.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALITY PRODUCTS PARTNERS, L.P.

	By:	CALUMET GP, LLC, its general partner

Date: September 12, 2011	By:	/s/ R. Patrick Murray, II
		Name:	R. Patrick Murray, II
		Title:	Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description
23.1*	Consent of KPMG LLP
99.1*
Audited financial statements of the Superior Business at December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008, the notes related thereto and the Independent Auditors’ Report issued by KPMG LLP, independent auditors, and the unaudited financial statements of the Superior Business at June 30, 2011 and for the six-month periods ended June 30, 2011 and 2010 and the notes related thereto.

99.2	Unaudited pro forma consolidated financial statements of Calumet at June 30, 2011, for the year ended December 31, 2010 and for the six months ended June 30, 2011 and the notes related thereto.

*	Previously filed.

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